MFS(R)/Sun Life Series Trust

Bond Series                                 Massachusetts Investors Trust Series
Capital Appreciation Series                 Mid Cap Growth Series
Capital Opportunities Series                Mid Cap Value Series
Core Equity Series                          Money Market Series
Emerging Growth Series                      New Discovery Series
Emerging Markets Equity Series              Research Series
Global Governments Series                   Research International Series
Global Growth Series                        Strategic Growth Series
Global Total Return Series                  Strategic Income Series
Government Securities Series                Strategic Value Series
High Yield Series                           Technology Series
International Growth Series                 Total Return Series
International Value Series                  Utilities Series
Massachusetts Investors Growth Stock Series Value Series

                        Supplement to Current Prospectus


Effective immediately, section VI of the prospectus captioned, "Distribution Fees and Support Payments" is replaced in its entirety by the following:

Each series has a plan with respect to service class shares under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares. These annual distribution fees are paid to MFS and equal 0.25% annually, and are paid out of the assets of each series' service class shares. Over time, these fees will increase the cost of your shares and may cost investors more than paying other types of sales charges.

Sun Life, or the selling broker or other financial intermediary through which your investment in the series is made may receive all or a portion of the Rule 12b-1 fees described above. In addition, MFS makes payments from its own resources to Sun Life in consideration of administrative services provided by Sun Life and to reimburse certain of the administrative costs and expenses incurred by Sun Life with respect to the Variable Contracts.

We understand that the selling broker or other financial intermediary may receive various forms of compensation from Sun Life, including sales commissions based upon the premium paid on the Variable Contract (as described in the Variable Contract prospectus), as well as additional payments by Sun Life out of its own assets, additional cash payments or reimbursements to broker-dealers who sell the Variable Contracts in recognition of their marketing and distribution, transaction processing and/or administrative services support. The payments or reimbursements may be calculated as a percentage of the particular broker-dealer's actual or expected aggregate sales of the Variable Contracts or assets held within those Variable Contracts and the level of these payments or reimbursement may not bear any relationship to the amount or proportion of Variable Contract assets invested in the series. You should consult the prospectus for the Variable Contract that you hold to learn more about these arrangements. These payments may provide additional incentives to selling brokers or intermediaries to actively promote the Variable Contracts or cooperate with related promotional efforts.



                The date of this supplement is September 1, 2006.